UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 26, 2017

IAC/INTERACTIVECORP

(Exact name of registrant as specified in charter)

Delaware	0-20570	59-2712887
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

555 West 18th Street, New York, NY	10011
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 314-7300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01              Regulation FD Disclosure.

On September 27, 2017, IAC/InterActiveCorp (the “Company”) issued a press release announcing the pricing on September 26, 2017 of the private offering by its wholly owned subsidiary IAC FinanceCo, Inc. (“IAC FinanceCo”) of $450 million aggregate principal amount (which reflects an increase of $50 million aggregate principal amount from the previously announced offering size of $400 million) of its exchangeable senior notes due 2022 and the related grant to the initial purchasers of the notes of an option to purchase, within a 13-day period beginning on, and including, the date IAC FinanceCo first issues the notes, up to an additional $67.5 million aggregate principal amount (which reflects an increase of $7.5 million aggregate principal amount from the previously announced over-allotment option size of $60 million) of the notes, solely to cover over-allotments.

The notes will bear interest at a fixed rate of 0.875% per year, payable semiannually in arrears on April 1 and October 1 of each year, beginning on April 1, 2018.  The notes will mature on October 1, 2022, unless earlier exchanged, redeemed or repurchased.  Subject to the satisfaction of certain conditions and during certain periods, holders may opt to exchange the notes for, at IAC FinanceCo’s election, (i) cash, (ii) Common Stock, par value $0.001, of the Company (the “Company Common Stock”) or (iii) a combination thereof.  The exchange rate will initially be 6.5713 shares of Company Common Stock per $1,000 principal amount of notes (equivalent to an initial exchange price of approximately $152.18 per share of Company Common Stock).  The exchange rate is subject to adjustment if certain events occur.  The common stock underlying the notes is subject to adjustment if certain events occur.  The initial exchange price of the notes represents a premium of approximately 32.50% to the $114.85 closing price of the Company Common Stock on September 26, 2017.

In connection with the pricing of the offering, IAC FinanceCo entered into exchangeable note hedge transactions with certain of the initial purchasers and/or their respective affiliates (the “Option Counterparties”).  The exchangeable note hedge transactions cover, subject to customary anti-dilution and other adjustments substantially similar to those applicable to the notes, the number of shares of the Company Common Stock underlying the notes and will have a strike price corresponding to the exchange price of the notes.  The exchangeable note hedge transactions are expected to reduce potential dilutive effect on the Company Common Stock upon any exchange of notes and/or offset any cash payments the Company is required to make in excess of the principal amount of exchanged notes, as the case may be, in the event that the market price per share of the Company Common Stock is greater than the strike price of the exchangeable note hedge transactions.  Concurrently with IAC FinanceCo’s entry into the exchangeable note hedge transactions, the Company also entered into warrant transactions with the option counterparties whereby the Company sold to the option counterparties warrants to purchase, subject to customary anti-dilution and other adjustments, up to the same number of shares of the Company Common Stock.  These warrant transactions could separately have a dilutive effect on the Company Common Stock to the extent that the market price per share of the Company Common Stock (as measured over the measurement period at the maturity of the warrants) exceeds the applicable strike price of the warrants, which is initially $229.70 and represents a premium of 100.00% to the $114.85 closing price of the Company Common Stock on September 26, 2017.

The information furnished with this report, including Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Cautionary Statement Regarding Forward-Looking Information

This communication may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  The use of words such as “anticipates,” “estimates,” “expects,” “plans” and “believes,” among others, generally identify forward-looking statements. These forward-looking statements include, among others, statements relating to the offering and the expected impact of the note hedge and warrant transactions.  These forward-looking statements are based on Company management’s current expectations and assumptions about future events, which are inherently subject to uncertainties, risks and changes in circumstances that are difficult to predict.  Actual results could differ materially from those contained in these forward-looking statements for a variety of reasons.  Among the factors that could cause actual results to differ from those reflected in forward-looking statements include, without limitation, the risks and uncertainties described in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016.  In light of these risks and uncertainties, these forward-looking

statements may not prove to be accurate.   Accordingly, you should not place undue reliance on these forward-looking statements.  Forward-looking statements speak only as of the date they are made and the Company does not intend, and undertakes no obligation, to update any forward-looking statement.

Item 9.01              Financial Statements and Exhibits.

Exhibit No.	Description
99.1	Press Release of IAC/InterActiveCorp, dated September 27, 2017.

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of IAC/InterActiveCorp, dated September 27, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IAC/INTERACTIVECORP

By:	/s/ Gregg Winiarski
Name:	Gregg Winiarski
Title:	Executive Vice President, General Counsel and Secretary

Date:  September 27, 2017